UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 26, 2006
             (Date of earliest event reported): (September 26, 2006)

                      Revlon Consumer Products Corporation
                      ------------------------------------
             (Exact name of Registrant as specified in its Charter)

              Delaware                33-59650                13-3662953
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  (State or other jurisdiction of   (Commission            (I.R.S. Employer
           incorporation)           File Number)          Identification No.)

                   237 Park Avenue
                  New York, New York                      10017
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       (Address of principal executive offices)         (Zip code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

On September 25, 2006, Revlon, Inc. ("Revlon"), in a press release, announced that Revlon Consumer Products Corporation, its wholly owned operating subsidiary ("RCPC" and together with Revlon, the "Company"), would seek an amendment to its existing bank credit agreement, dated as of July 9, 2004 (as amended by Amendment No. 1, dated as of February 15, 2006, and Amendment No. 2 dated as of July 28, 2006, the "Credit Agreement") to add back, for purposes of calculating the financial covenants, certain charges associated with its discontinuance of the Vital Radiance brand and its organizational streamlining. On September 26, 2006, RCPC made a presentation to its lenders in connection with seeking such amendment. Such amendment, if obtained, would enable RCPC to add back to the Credit Agreement's definition of EBITDA up to $75 million of restructuring charges, asset impairment charges, inventory write offs and returns costs and related charges in connection with its discontinuance of the Vital Radiance brand and its organizational streamlining, as previously announced and disclosed in a Current Report on Form 8-K filed with the SEC on September 25, 2006, as well as the senior management changes previously announced on September 18, 2006 and disclosed in a Current Report on Form 8-K filed with the SEC on September 19, 2006. The Company noted that the Credit Agreement amendment is expected to be consummated in late September 2006, subject to market and other customary conditions, including receipt of consents from the appropriate lenders, and that there can be no assurances that this amendment will be consummated.

Forward-Looking Statements
Statements in this Current Report on Form 8-K which are not historical facts, including statements about the Company's plans, strategies, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made. Accordingly, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic, industry or cosmetic category conditions or other circumstances arising and/or existing since the preparation of this Form 8-K or to reflect the occurrence of any unanticipated events. Such forward-looking statements include, without limitation, the Company's beliefs, expectations and estimates about RCPC's plans to secure an amendment to its Credit Agreement and the terms, conditions and timing of such amendment. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company's filings with the SEC, including the Company's 2005 Annual Report on Form 10-K and the Company's Form 10-Qs and Form 8-Ks that it files with the SEC during 2006, including this Form 8-K (which may be viewed on the SEC's website at http://www.sec.gov or on the Company's website at http://www.revloninc.com), as well as reasons including difficulties, delays or unanticipated costs or less than expected benefits from, or its inability to consummate, in whole or in part, the amendment to its Credit Agreement. Factors other than those listed above could also cause the Company's results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company's websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REVLON CONSUMER PRODUCTS
                                      CORPORATION

                                      By: /s/ Robert K. Kretzman
                                          ----------------------
                                      Robert K. Kretzman
                                      Executive Vice President, Chief Legal
                                      Officer, General Counsel and Secretary

Date: September 26, 2006

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